UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 13, 2001

PROTEIN DESIGN LABS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State of Other Jurisdiction of Incorporation)

0-19756	94-3023969
(Commission File Number)	(IRS Employer Identification Number)

34801 Campus Drive
Fremont, California,    94555
(Address of principal executive offices including zip code)

(510) 574-1400
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

On February 13, 2001, Protein Design Labs, Inc. (the "Company") issued a press release announcing the Company's financial results for the quarter and year ended December 31, 2000.

The foregoing is discussed in greater detail in the Company's press release, copies of which are attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit No	Description
99.1	Press Release dated February 13, 2001

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTEIN DESIGN LABS, INC.

Date: February 13, 2001

By:	/s/ Douglas O. Ebersole

Douglas O. Ebersole
Senior Vice President, Legal and Licensing

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated February 13, 2001.